                                  EXHIBIT 99.1

         AGREEMENT dated as of September 27, 1996 between Tweedy, Browne Company L.P., a Delaware limited partnership ("TBC") and TBK Partners, L.P., a Delaware limited partnership ("TBK").

                                   WITNESSETH:

         WHEREAS, in accordance with Rule 13d-1(f) of the Act, only one such Statement need be filed whenever two or more persons are required to file such a Statement pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement is filed on behalf of each of them.

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

         TBC and TBK do hereby agree, in accordance with Rule 13d-1(f) under the Act, to file one Statement on Schedule 13D relating to their ownership of the Common Stock, and do hereby further agree that said Statement shall be filed on behalf of each of TBC and TBK. Nothing herein, however, shall be, or shall be deemed to be, an admission that the parties hereto, or any of them, are members of a "group" (within the meaning of Section 13(d) of the Act and the rules and regulations promulgated thereunder) with respect to any securities of the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TWEEDY, BROWNE COMPANY L.P.

By________________________________
   Christopher H. Browne
   General Partner

TBK PARTNERS, L.P.

By________________________________
   Christopher H. Browne
   General Partner

                                    EXHIBIT B

         The names, present principal occupations and business addresses of each of the general partners in TBC and TBK are as follows:

                                       Present Principal Occupation
Name                                   and Business Address
---------------------                  ----------------------------
Christopher H. Browne                  General Partner, TBC
                                       52 Vanderbilt Avenue
                                       New York, New York 10017

                                       General Partner, TBK
                                       52 Vanderbilt Avenue
                                       New York, New York 10017

William H. Browne                      General Partner, TBC
                                       52 Vanderbilt Avenue
                                       New York, New York 10017

                                       General Partner, TBK
                                       52 Vanderbilt Avenue
                                       New York, New York 10017

Thomas P. Knapp                        General Partner, TBK
                                       52 Vanderbilt Avenue
                                       New York, New York 10017

John D. Spears                         General Partner, TBC
                                       52 Vanderbilt Avenue
                                       New York, New York 10017

                                       General Partner, TBK
                                       52 Vanderbilt Avenue
                                       New York, New York 10017